UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2018

CSW INDUSTRIALS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-37454	47-2266942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding amendments to the Certificate of Incorporation and Bylaws of CSW Industrials, Inc. (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, on August 14, 2018, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to remove supermajority vote requirements and replace such requirements with a voting standard requiring a majority of outstanding shares.

In connection with the amendments to the Company’s Certificate of Incorporation, on August 14, 2018, the Company’s Board of Directors approved the amendment of the Company’s Bylaws, effective August 14, 2018. Section 6.3 of the Bylaws was amended to reduce the two-thirds voting requirement for stockholders to amend the Bylaws to a majority of outstanding shares.

The foregoing description of the amendments to the Company’s Certificate of Incorporation and Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Certificate of Incorporation and Bylaws, copies of which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2 and which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 14, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Meeting”). The number of shares present at the Meeting was 14,514,626, representing 92.3% of the 15,731,337 shares issued and outstanding that were entitled to vote on June 28, 2018, the record date for the Meeting.

Four items of business were submitted to stockholders at the Meeting. The voting results for each proposal are set forth below. Percentages shown are calculated in accordance with the methodology for counting votes for each proposal as described in the proxy statement related to the Meeting.

1.	Election of Directors. The director nominees listed below were duly elected at the Meeting for a one-year term expiring in 2019 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Armes	12,082,536 (95.1%)	624,304 (4.9%)	1,807,786
Robert Swartz	12,094,002 (95.2%)	612,838 (4.8%)	1,807,786

2.	Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	11,236,558 (90.0%)
Votes AGAINST:	1,251,827 (10.0%)
Votes ABSTAINED:	218,455
Broker Non-Votes:	1,807,786

3.

Charter Amendments to Remove Supermajority Voting Requirements. The proposal to amend the Company’s Certificate of Incorporation to remove supermajority voting requirements was approved pursuant to the following votes:

Votes FOR:	12,450,869 (79.1%)
Votes AGAINST:	230,145 (1.8%)
Votes ABSTAINED:	25,826 (0.2%)
Broker Non-Votes:	1,807,786 (11.5%)

4.

Ratification of Independent Registered Public Accounting Firm. Grant Thornton LLP was ratified to serve as the Company’s independent registered public accounting firm for fiscal 2019 pursuant to the following votes:

Votes FOR:	14,398,874 (99.8%)
Votes AGAINST:	27,795 (0.2%)
Votes ABSTAINED:	87,957
Broker Non-Votes:	0

No other matters were voted on at the Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of CSW Industrials, Inc.

3.2	CSW Industrials, Inc. Amended and Restated Bylaws, adopted and effective August 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2018

By:	/s/ Luke E. Alverson
Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary